UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2018

JAGGED PEAK ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-37995 (Commission File Number)	81-3943703 (I.R.S. Employer Identification Number)

1401 Lawrence St., Suite 1800
Denver, Colorado 80202

(720) 215-3700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K (the “Previous Filing”) filed by Jagged Peak Energy Inc. (the “Company”) with the Securities and Exchange Commission on February 28, 2018, Joseph N. Jaggers retired from his role as a director and as the Company’s Chairman, Chief Executive Officer and President on March 30, 2018, and James J. Kleckner became the Company’s Chief Executive Officer and President. Mr. Kleckner will continue to serve as member of the Company’s Board of Directors. Mr. Kleckner is 60 years old and his biographical information and the terms of his employment were disclosed in the Previous Filing and are incorporated by reference herein.

On March 30, 2018, in connection with Mr. Jaggers’ retirement, the Company and Mr. Jaggers entered into a Separation Agreement and General Release (the “Separation Agreement”). Pursuant to the Separation Agreement, (i) Mr. Jaggers will retain and continue to vest in 1,292,588 Series A Units in JPE Management Holdings LLC (“Management Holdco”) and Jaggers Investments, LLLP, a limited liability limited partnership of which Mr. Jaggers is the general partner and is owned by Mr. Jaggers and certain members of his family, will retain and continue to vest in 430,863 Series A Units in Management Holdco, (ii) within thirty days of March 30, 2018, Mr. Jaggers will be paid an amount equal to the Company’s contribution amount for premiums for Mr. Jaggers and his eligible dependents to remain on the Company’s health care plans pursuant to COBRA for 9 months following his last day of employment, (iii) the Company and Mr. Jaggers each agreed to certain releases and waivers, and (iv) Mr. Jaggers agreed to be bound by certain confidentiality, non-competition, non-solicitation, non-hire, and non-disparagement obligations. Mr. Jaggers also waived any rights to additional equity of the Company and Management Holdco, including any unvested equity under the Company’s long-term incentive plan, other than the retained units of Management Holdco.

The description of the Separation Agreement set forth above is qualified in its entirety by the terms of the Separation Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Separation Agreement and General Release, dated as of March 30, 2018 between Joseph N. Jaggers, III, Jagged Peak Energy Inc., Jagged Peak Energy LLC, and JPE Management Holdings LLC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGGED PEAK ENERGY INC.

Date:	April 4, 2018

		By:	/s/ Christopher I. Humber
		Name:	Christopher I. Humber
		Title:	Executive Vice President, General Counsel & Secretary

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